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                                                                    Exhibit 99.3



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Town Sports International, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Gallagher, Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. (Section Mark)1350, as adopted pursuant to (Section Mark)906 of the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Daniel Gallagher
Town Sports International, Inc.
Vice President, Finance
August 6, 2002